(K)(9)(a)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – FIDELITY BOND

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

Voya Balanced Portfolio

VOYA CORPORATE LEADERS® TRUST FUND

Voya Corporate Leaders® Trust Fund Series

B

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

Voya Corporate Leaders® 100 Fund

Voya Global Multi-Asset Fund

Voya Large-Cap Growth Fund

Voya Large Cap Value Fund

Voya Mid Cap Research Enhanced Index

Fund

Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value Fund

Voya SmallCap Opportunities Fund

Voya Small Company Fund

Voya U.S. High Dividend Low Volatility

Fund

VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya Government Money Market Fund

Voya High Yield Bond Fund

VOYA FUNDS TRUST (continued)

Voya Intermediate Bond Fund

Voya Short Term Bond Fund

Voya Strategic Income Opportunities Fund

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIAL FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

Voya Balanced Income Portfolio

Voya Global Perspectives® Portfolio

Voya Government Liquid Assets Portfolio1

Voya High Yield Portfolio1

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio1

VOYA INVESTORS TRUST (continued)

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(K)(9)(a)
Voya Retirement Conservative Portfolio	Voya Multi-Manager International Equity
Voya Retirement Growth Portfolio	Fund
Voya Retirement Moderate Growth	Voya Multi-Manager-International Factors
Portfolio	Fund
Voya Retirement Moderate Portfolio	Voya Multi-Manager International Small
Voya U.S. Stock Index Portfolio1	Cap Fund
VY® BlackRock Inflation Protected Bond	Voya Russia Fund
Portfolio
VY® Clarion Global Real Estate Portfolio	VOYA NATURAL RESOURCES
VY® Clarion Real Estate Portfolio	EQUITY INCOME FUND
VY® Invesco Growth and Income Portfolio
VY® JPMorgan Emerging Markets Equity	ING PARTNERS, INC.
Portfolio1	Voya Global Bond Portfolio
VY® JPMorgan Small Cap Core Equity	Voya Index Solution 2020 Portfolio
Portfolio1	Voya Index Solution 2025 Portfolio
VY® Morgan Stanley Global Franchise	Voya Index Solution 2030 Portfolio
Portfolio1	Voya Index Solution 2035 Portfolio
VY® T. Rowe Price Capital Appreciation	Voya Index Solution 2035 Portfolio
Portfolio1	Voya Index Solution 2040 Portfolio
VY® T. Rowe Price Equity Income	Voya Index Solution 2045 Portfolio
Portfolio1	Voya Index Solution 2050 Portfolio
VY® T. Rowe Price International Stock	Voya Index Solution 2055 Portfolio
Portfolio	Voya Index Solution 2060 Portfolio
VOYA MUTUAL FUNDS	Voya Index Solution 2065 Portfolio
Voya Index Solution Income Portfolio
Voya Diversified Emerging Markets Debt	Voya International High Dividend Low
Fund	Volatility Portfolio
Voya Global Bond Fund	Voya Solution 2020 Portfolio
Voya Global Diversified Payment Fund	Voya Solution 2025 Portfolio
Voya Global Equity Dividend Fund	Voya Solution 2030 Portfolio
Voya Global High Dividend Low Volatility	Voya Solution 2035 Portfolio
Fund	Voya Solution 2040 Portfolio
Voya Global Perspectives® Fund	Voya Solution 2045 Portfolio
Voya International High Dividend Low	Voya Solution 2050 Portfolio
Volatility Fund	Voya Solution 2055 Portfolio
Voya Multi-Manager Emerging Markets	Voya Solution 2060 Portfolio
Equity Fund	Voya Solution 2065 Portfolio
Voya Solution Aggressive Portfolio
VOYA MUTUAL FUNDS (continued)	VOYA PARTNERS, INC. (continued)
Voya Solution Balanced Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(K)(9)(a)
Voya Solution Conservative Portfolio	Voya Target Retirement 2025 Fund2
Voya Solution Income Portfolio	Voya Target Retirement 2030 Fund2
Voya Solution Moderately Aggressive	Voya Target Retirement 2035 Fund2
Portfolio	Voya Target Retirement 2040 Fund2
Voya Solution Moderately Conservative	Voya Target Retirement 2045 Fund2
Portfolio	Voya Target Retirement 2050 Fund2
VY® American Century Small-Mid Cap	Voya Target Retirement 2055 Fund2
Value Portfolio	Voya Target Retirement 2060 Fund2
VY® Baron Growth Portfolio	Voya Target Retirement 2065 Fund2
VY® Columbia Contrarian Core Portfolio
VY® Columbia Small Cap Value II	VOYA STRATEGIC ALLOCATION
Portfolio	PORTFOLIOS, INC.
VY® Invesco Comstock Portfolio	Voya Strategic Allocation Conservative
VY® Invesco Equity and Income Portfolio	Portfolio
VY® Invesco Oppenheimer Global	Voya Strategic Allocation Growth Portfolio
Portfolio	Voya Strategic Allocation Moderate
VY® JPMorgan Mid Cap Value Portfolio	Portfolio
VY® T. Rowe Price Diversified Mid Cap	VOYA VARIABLE FUNDS
Growth Portfolio
VY® T. Rowe Price Growth Equity	Voya Growth and Income Portfolio
Portfolio	ING VARIABLE INSURANCE TRUST

VOYA PRIME RATE TRUST	VY® BrandywineGLOBAL – Bond
VOYA SENIOR INCOME FUND	Portfolio
VOYA VARIABLE PORTFOLIOS, INC.
VOYA SEPARATE PORTFOLIOS
Voya Emerging Markets Index Portfolio
TRUST	Voya Global High Dividend Low Volatility
Voya Emerging Markets Corporate Debt	Portfolio
Fund	Voya Index Plus LargeCap Portfolio
Voya Emerging Markets Hard Currency	Voya Index Plus MidCap Portfolio
Debt Fund	Voya Index Plus SmallCap Portfolio
Voya Emerging Markets Local Currency	Voya International Index Portfolio
Debt Fund	Voya Russell™ Large Cap Growth Index
Voya Investment Grade Credit Fund	Portfolio
Voya Securitized Credit Fund	Voya Russell™ Large Cap Index Portfolio
Voya Target In-Retirement Fund2	VOYA VARIABLE PORTFOLIOS, INC.
VOYA SEPARATE PORTFOLIOS	(continued)
TRUST (continued)	Voya Russell™ Large Cap Value Index
Voya Target Retirement 2020 Fund2	Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

(K)(9)(a)

Voya Russell™ Mid Cap Growth Index

Portfolio

Voya Russell™ Mid Cap Index Portfolio

Voya Russell™ Small Cap Index Portfolio

Voya Small Company Portfolio

Voya U.S. Bond Index Portfolio

VOYA VARIABLE PRODUCTS TRUST

Voya MidCap Opportunities Portfolio

Voya SmallCap Opportunities Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

4